UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 24, 2007 (October 18, 2007)
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Underwriting Agreement
     On October 18, 2007, Targa Resources Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Targa Resources GP LLC (“GP LLC”), Targa Resources Operating LP (“Operating LP”), Targa Resources Operating GP LLC (“Operating GP LLC”) and the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 13,500,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $26.87 per Common Unit ($25.796 per Common Unit, net of underwriting discounts) (the “Offering”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 2,025,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
     In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     The Underwriters have performed from time to time and are performing investment banking and advisory services for Targa Resources, Inc. (“Targa”) and for the Partnership for which they have received and will receive customary fees and expenses. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated own an approximate 6.5% fully diluted, indirect ownership interest in Targa. In addition, affiliates of Citigroup Global Markets Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation are lenders under the Partnership’s credit facility and affiliates of certain of the Underwriters, including Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC and Deutche Bank Securities Inc., are lenders under Targa’s credit facility. We expect that a portion of Targa’s credit facility will be repaid using the net proceeds from this offering that are paid to Targa. In addition, we expect that a portion of the Partnership’s credit facility will be repaid using the net proceeds from any exercise by the Underwriters of their option to purchase additional common units. Affiliates of the Underwriters are lenders under the Targa Resources Investments Inc. credit facility.
     The Partnership has entered into swap transactions with affiliates of Goldman, Sachs, & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC. The Partnership has agreed to pay these counterparties a fee in an amount it believes to be customary in connection with these transactions. In addition, Lehman Brothers Inc. and its affiliates beneficially own an aggregate of approximately 1.8 million of the Partnership’s common units.
     In addition, the underwriters or their affiliates may, from time to time, engage in other transactions with and perform other services for Targa or the Partnership in the ordinary course of their business.
     The transactions contemplated by the Underwriting Agreement were consummated on October 24, 2007.
Credit Agreement
     The description of the Partnership’s Credit Agreement contained in the Partnership’s Form 8-K filed on February 16, 2007 is incorporated herein by reference and the Credit Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     On October 24, 2007, the Partnership entered into a Commitment Increase Supplement (the “Supplement”) to the Credit Agreement with Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer and the lenders signatory thereto. The Supplement increased the aggregate commitments under the Credit Agreement by $250 million to an aggregate of $750 million. The Partnership and its subsidiaries used approximately $378.9 million advanced under the Credit Agreement, as supplemented by the Supplement, and the net proceeds from the Offering to fund the acquisition of the Purchased Interests (as defined below).
     This description of the Supplement is qualified in its entirety by reference to the Supplement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated in this Item 1.01 by reference.

     On October 24, 2007, the Partnership entered into the First Amendment to Credit Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer and each Lender party thereto. The Amendment increased by $250 million the maximum amount of increases to the aggregate commitments that may be requested by the Partnership. The Amendment allows the Partnership to request commitments under the Credit Agreement, as supplemented and amended, up to $1 billion.
     This description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.3 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Contribution, Conveyance and Assumption Agreement
     The Partnership previously announced that it had entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Targa Resources Holdings LP (the “Seller”), pursuant to which the Seller agreed to sell, assign, transfer and convey to the Partnership (i) 100% of the limited liability company interests in Targa Resources Texas GP LLC (“Targa Texas GP”), a Delaware limited liability company which holds a 1% general partner interest in Targa Texas Field Services LP (“Targa Texas LP”), a Delaware limited partnership, (ii) a 99% limited partner interest in Targa Texas LP and (iii) 100% of the limited liability company interests in Targa Louisiana Field Services LLC (“Targa Louisiana”), a Delaware limited liability company (such limited liability company interests in Targa Texas GP and Targa Louisiana and limited partner interests in Targa Texas LP being collectively referred to as the “Purchased Interests”) for aggregate consideration of $705 million, subject to certain adjustments. The description of the Purchase Agreement contained in the Partnership’s Form 8-K filed on September 21, 2007 is incorporated herein by reference and the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K, and the Amendment to Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.2 to this Form 8-K, are incorporated herein by reference.
     In accordance with the Purchase Agreement, on October 24, 2007, the Partnership, the Seller, Targa TX LLC, a Delaware limited liability company (“Targa TX LLC”), Targa TX PS LP, a Delaware limited partnership (“Targa TX PS”), Targa LA LLC, a Delaware limited liability company (“Targa LA LLC”), Targa LA PS LP, a Delaware limited partnership (“Targa LA PS”), and Targa North Texas GP LLC, a Delaware limited liability company (“TNT GP”), entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) pursuant to which the Seller, Targa TX LLC, Targa TX PS, Targa LA LLC and Targa LA PS contributed the Purchased Interests to TNT GP in exchange for aggregate consideration of $705 million, subject to certain adjustments. The Partnership used the net proceeds from the Offering and borrowings under the Credit Agreement, as supplemented, to fund the aggregate consideration for the Purchased Interests. The description of the Contribution Agreement is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.
     The board of directors of GP LLC approved the acquisition of the Purchased Interests based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.
Amended and Restated Omnibus Agreement
     On October 24, 2007, the closing date of the transactions contemplated by the Underwriting Agreement, the Partnership entered into an amended and restated omnibus agreement (the “Amended and Restated Omnibus Agreement”) with Targa, GP LLC and Targa Resources LLC, a Delaware limited liability company. As more fully described in the Partnership’s final prospectus (the “Prospectus”) dated October 18, 2007 (File No. 333-146436) and filed on October 19, 2007 with the Securities and Exchange Commission (the “Commission) pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”), the Amended and Restated Omnibus Agreement governs certain relationships between the Partnership and Targa, including:
i.	Targa’s obligation to provide certain general and administrative services to the Partnership and its subsidiaries;

ii.	the Partnership’s obligation to reimburse Targa and its affiliates for the provision of these general and administrative services, subject to a cap of $5 million (relating to the Partnership’s north Texas business) in the first year, which increases in the subsequent two years based on a formula specified in the Amended and Restated Omnibus Agreement;

iii.	the Partnership’s obligation to reimburse Targa and its affiliates for direct expenses incurred on behalf of the Partnership and its subsidiaries; and

iv.	Targa’s obligation to indemnify the Partnership for certain liabilities and the Partnership’s obligation to indemnify Targa for certain liabilities.
     With respect to the businesses acquired (the “Acquired Businesses”) by a subsidiary of the Partnership upon the closing of the acquisition of the Purchased Interests, the Partnership will reimburse Targa for the following expenses:
i.	general and administrative expenses, which are not capped, allocated to the Acquired Businesses according to Targa’s allocation practice; and

ii.	operating and certain direct expenses, which are not capped.

     This description of the Amended and Restated Omnibus Agreement is qualified in its entirety by reference to the Amended and Restated Omnibus Agreement, a copy of which is filed as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 1.01 by reference.
Relationships
     Each of the Partnership, GP LLC, the Operating GP LLC, the Operating Partnership and the other parties to the Credit Agreement, the Supplement, the Amendment, the Contribution Agreement and the Amended and Restated Omnibus Agreement are direct or indirect subsidiaries of Targa. As a result, certain individuals, including officers and directors of Targa and GP LLC, serve as officers and/or directors of more than one of such entities. GP LLC, as the general partner of the Partnership, holds a 2% general partner interest and incentive distribution rights in the Partnership.
     The Underwriters have performed from time to time and are performing investment banking and advisory services for Targa and for the Partnership for which they have received and will receive customary fees and expenses. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated own an approximate 6.5% fully diluted, indirect ownership interest in Targa. In addition, affiliates of Citigroup Global Markets Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation are lenders under the Partnership’s credit facility and affiliates of certain of the Underwriters, including Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC and Deutche Bank Securities Inc., are lenders under Targa’s credit facility. We expect that a portion of Targa’s credit facility will be repaid using the net proceeds from this offering that are paid to Targa. In addition, we expect that a portion of the Partnership’s credit facility will be repaid using the net proceeds from any exercise by the Underwriters of their option to purchase additional common units. Affiliates of the Underwriters are lenders under the Targa Resources Investments Inc. credit facility.
     The Partnership has entered into swap transactions with affiliates of Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC. The Partnership has agreed to pay these counterparties a fee in an amount it believes to be customary in connection with these transactions. In addition, Lehman Brothers Inc. and its affiliates beneficially own an aggregate of approximately 1.8 million of the Partnership’s common units.
     In addition, the underwriters or their affiliates may, from time to time, engage in other transactions with and perform other services for Targa or the Partnership in the ordinary course of their business.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The descriptions under the headings “Contribution, Conveyance and Assumption Agreement” and “Relationships” under Item 1.01 are incorporated in this Item 2.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.5 to this Form 8-K and is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description of the Credit Agreement, the Supplement and the Amendment described above under Item 1.01 is incorporated in this Item 2.03 by reference. Copies of the Credit Agreement, the Supplement and the Amendment are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are incorporated in this Item 2.03 by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The description in Item 2.01 above is incorporated herein by reference. Pursuant to the Purchase Agreement, part of the $705 million consideration, subject to certain adjustments, paid by the Seller on October 24, 2007 to acquire the Purchased Interests consisted of 275,511 general partner units issued to GP LLC sufficient to maintain its 2% general partner interest in the Partnership. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 7.01 Regulation FD Disclosure.
     On October 24, 2007, the Partnership announced that it had closed its public offering of 13,500,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)  Financial statements of businesses acquired.
In accordance with Item 9.01(a)(4) of Form 8-K, the required financial information with respect to the acquisition of the Purchased Interests will be provided within 71 calendar days of October 24, 2007.
(b)  Pro forma financial information.
In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information with respect to the acquisition of the Purchased Interests will be provided within 71 calendar days of October 24, 2007.
(c)  Not applicable.
(d)  Exhibits

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated October 18, 2007, by and among the Partnership, GP LLC, Operating GP LLC, Operating LP and the Underwriters named therein.

Exhibit 2.1*	Purchase and Sale Agreement, dated as of September 18, 2007, by and between Targa Resources Partners LP and Targa Resources Holdings LP (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed September 21, 2007 (File No. 001-33303)).

Exhibit 2.2	Amendment to Purchase and Sale Agreement, dated October 1, 2007.

Exhibit 10.1	Credit Agreement, dated February 14, 2007, by and among Targa Resources Partners LP, as Borrower, Bank of America, N.A., as Administrative Agent, Wachovia Bank, N.A., as Syndication Agent, Merrill Lynch Capital, Royal Bank of Canada and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed February 16, 2007 (File No. 001-33303)).

Exhibit 10.2	Commitment Increase Supplement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and the parties signatory thereto as the Increasing Lenders and the New Lenders.

Exhibit 10.3	First Amendment to Credit Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and each Lender party thereto.

Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Targa Resources Holdings LP, Targa TX LLC, Targa TX PS LP, Targa LA LLC, Targa LA PS LP and Targa North Texas GP LLC.

Exhibit 10.5	Amended and Restated Omnibus Agreement, dated October 24, 2007, by and among the Partnership, Targa, Targa Resources LLC and GP LLC.

Exhibit 99.1	Targa Resources Partners LP Press Release dated October 24, 2007.
     * Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP
By:	Targa Resources GP LLC
its general partner

Dated: October 24, 2007	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated October 18, 2007, by and among the Partnership, GP LLC, Operating GP LLC, Operating LP and the Underwriters named therein.

Exhibit 2.1*	Purchase and Sale Agreement, dated as of September 18, 2007, by and between Targa Resources Partners LP and Targa Resources Holdings LP (incorporated by reference to Exhibit 2.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed September 21, 2007 (File No. 001-33303)).

Exhibit 2.2	Amendment to Purchase and Sale Agreement, dated October 1, 2007.

Exhibit 10.1	Credit Agreement, dated February 14, 2007, by and among Targa Resources Partners LP, as Borrower, Bank of America, N.A., as Administrative Agent, Wachovia Bank, N.A., as Syndication Agent, Merrill Lynch Capital, Royal Bank of Canada and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to Targa Resources Partners LP’s Current Report on Form 8-K filed February 16, 2007 (File No. 001-33303)).

Exhibit 10.2	Commitment Increase Supplement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and the parties signatory thereto as the Increasing Lenders and the New Lenders.

Exhibit 10.3	First Amendment to Credit Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Bank of America, N.A. and each Lender party thereto.

Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated October 24, 2007, by and among Targa Resources Partners LP, Targa Resources Holdings LP, Targa TX LLC, Targa TX PS LP, Targa LA LLC, Targa LA PS LP and Targa North Texas GP LLC.

Exhibit 10.5	Amended and Restated Omnibus Agreement, dated October 24, 2007, by and among the Partnership, Targa, Targa Resources LLC and GP LLC.

Exhibit 99.1	Targa Resources Partners LP Press Release dated October 24, 2007.
* Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.